                                                                    EXHIBIT 99.1

      NEW YORK, NY, August 6, 2003 -- Net earnings of Alleghany Corporation (NYSE-Y) in the second quarter of 2003 were $6.0 million, or approximately $0.81 per share of common stock, compared with net earnings of $8.9 million, or approximately $1.19 per share of common stock, in the second quarter of 2002, John J. Burns, Jr., President and chief executive officer of Alleghany, announced today. Net earnings include net gains on investment transactions after taxes in the second quarter of 2003 of $1.0 million, or $0.14 per share, compared with $2.8 million, or $0.38 per share, in the corresponding 2002 period. In the first six months of 2003, Alleghany's net earnings were $13.7 million, or approximately $1.85 per share, compared with net earnings of $34.7 million, or $4.64 per share, in the first six months of 2002. The 2003 six-month results include net gains on investment transactions after taxes of $3.1 million, or approximately $0.42 per share, compared with $25.3 million, or approximately $3.39 per share, in the corresponding 2002 period.

      Alleghany common stockholders' equity per share at June 30, 2003 was $193.07 per share, an increase from common stockholders' equity per share of $185.85 as of March 31, 2003 (both as adjusted for the stock dividend declared in March 2003).

      Alleghany Insurance Holdings, a holding company for Alleghany's insurance operations, consisting principally of Capitol Transamerica Corporation, recorded pre-tax earnings of $2.7 million on revenues of $38.3 million in the second quarter of 2003, compared with a pre-tax loss of $2.1 million on revenues of $33.2 million in the 2002 second quarter. Alleghany Insurance Holdings recorded pre-tax investment income of $4.8 million and realized pre-tax net losses on investment transactions of $0.03 million in the 2003 second quarter, compared with pre-tax investment income of $3.6 million and realized pre-tax net losses on investment transactions of $1.0 million in the corresponding 2002 period. Alleghany Insurance Holdings' 2003 pre-tax investment income reflects a larger invested asset base, principally due to capital contributions by Alleghany. On July 1, 2003, Alleghany Insurance Holdings completed the acquisition of Royal Specialty Underwriting, Inc., as discussed below.

      World Minerals recorded pre-tax earnings of $6.5 million in the 2003 second quarter, compared with pre-tax earnings of $7.7 million in the 2002 second quarter, primarily reflecting lower margins due to competitive pricing pressures and increased labor and benefit costs. Revenues in the 2003 second quarter were $69.0 million, compared with $66.9 million in the second quarter of 2002, reflecting the favorable impact of the strengthening of the Euro and the pound sterling against the U.S. dollar.

      Heads & Threads recorded a pre-tax loss of $1.8 million in the 2003 second quarter, compared with pre-tax earnings of $0.6 million in the corresponding 2002 period, primarily reflecting a $1.1 million charge in connection with changes in senior management and the relocation of Heads & Threads' corporate offices from New Jersey to Chicago, competitive pricing pressures and higher material costs due to increases in the cost of steel from China. Revenues in the 2003 second quarter were $27.3 million, compared with $29.0 million in the 2002 second quarter, primarily reflecting reduced demand in the U.S. economy.

      Highlights are as follows (in millions, except for shares and per share amounts):




                                                      Three Months Ended                      Six Months Ended
                                                            June 30                                June 30
                                               ---------------------------------       ---------------------------------
                                                   2003                2002                2003                2002
                                               -------------       -------------       -------------       -------------

Revenues                                       $       144.4       $       141.8       $       283.0       $       299.8

Earnings before income taxes                   $         8.7       $        13.4       $        20.3       $        52.7

     Net  earnings                             $         6.0       $         8.9       $        13.7       $        34.7

    Basic earnings per
    share of common stock *                    $        0.81       $        1.19       $        1.85       $        4.64

     Diluted  earnings per
     share of common stock*                    $        0.80       $        1.09       $        1.84       $        4.53

Average number of outstanding
    shares of common stock*                        7,433,436           7,479,050           7,423,296           7,484,571


*     Adjusted to reflect the dividend of common stock declared in March 2003.

      The comparative contributions to earnings before taxes made by Alleghany's operating units Alleghany Insurance Holdings (insurance businesses), World Minerals (industrial minerals business) and Heads & Threads (industrial fasteners business), as well as by Alleghany's parent company and other operations, were as follows (in millions):








                                     Three Months Ended             Six Months Ended
                                           June 30                       June 30
                                   ----------------------        ----------------------
                                     2003           2002           2003           2002
                                   -------        -------        -------        -------
Alleghany Insurance Holdings       $   2.7        $  (2.1)       $   7.6        $  (0.9)
World Minerals                         6.5            7.7           11.4           10.7
Heads & Threads                       (1.8)           0.5           (1.7)           1.1
Parent company and other               1.3            7.3            3.0           41.8
                                   -------        -------        -------        -------
                                   $   8.7        $  13.4        $  20.3        $  52.7
                                   =======        =======        =======        =======



      On a per-share, after-tax basis, the foregoing earnings contributions may be broken down as follows:

                           THREE MONTHS ENDED JUNE 30

                                                     World            Heads &      Parent co.
2003                                 AIHL            Minerals        Threads       and other        Total
----                                 ----            --------        -------       ---------        -----
Operating income (loss)*            $   0.36        $   0.46        $  (0.15)       $   --         $   0.67
Net gain on investment
  transactions                          --              --              --              0.14           0.14
                                    --------        --------        --------        --------       --------
Net earnings (loss) per share
                                    $   0.36        $   0.46        $  (0.15)       $   0.14       $   0.81
                                    ========        ========        ========        ========       ========
2002

Operating income (loss)*            $  (0.03)       $   0.58        $   0.05        $   0.21       $   0.81
Net (loss) gain on investment
 transactions                          (0.09)           --              --              0.47           0.38
                                    --------        --------        --------        --------       --------
Net (loss) earnings per share       $  (0.12)       $   0.58        $   0.05        $   0.68       $   1.19
                                    ========        ========        ========        ========       ========






                            SIX MONTHS ENDED JUNE 30

                                                      World          Heads &       Parent co.
      2003                             AIHL          Minerals        Threads        and other        Total
      ----                             ----          --------        -------        ---------        -----

Operating income (loss)*            $   0.82        $   0.77        $  (0.14)       $  (0.02)       $   1.43
Net gain on investment
  transactions                          0.08            --              --              0.34            0.42
                                    --------        --------        --------        --------        --------
Net earnings (loss) per share
                                    $   0.90        $   0.77        $  (0.14)       $   0.32        $   1.85
                                    ========        ========        ========        ========        ========
                                                                                                        2002

Operating income (loss)*            $   0.33        $   0.74        $   0.09        $   0.09        $   1.25
Net (loss) gain on investment
  transactions                         (0.23)           --              --              3.62            3.39
                                    --------        --------        --------        --------        --------
Net earnings (loss) per share       $   0.10        $   0.74        $   0.09        $   3.71        $   4.64
                                    ========        ========        ========        ========        ========


*Operating income represents net earnings per share less the net gain or loss on investment transactions taxed at the federal income tax rate.

      As of June 30, 2003 Alleghany beneficially owned approximately 16.0 million shares, or 4.3 percent, of the outstanding common stock of Burlington Northern Santa Fe Corporation, which had an aggregate market value on that date of approximately $455.0 million, or $28.44 per share, compared with a market value on March 31, 2003 of $398.4 million, or $24.90 per share. The aggregate cost of such shares is approximately $181.8 million, or $11.36 per share.

      Alleghany has previously announced that it may purchase shares of its common stock in open market transactions from time to time. In the second quarter of 2003, Alleghany did not purchase any shares of its common stock. As of June 30, 2003, Alleghany had 7,458,192 shares of common stock outstanding (which includes the stock dividend declared in March 2003).

      As previously announced, on July 1, 2003, Alleghany Insurance Holdings completed the acquisition of Royal Specialty Underwriting, Inc. ("RSUI") from Royal & Sun Alliance Insurance Group for approximately $115.0 million. In addition to RSUI, Alleghany Insurance Holdings acquired renewal rights to the ongoing business underwritten by RSUI for insurance affiliates of Royal & Sun Alliance and the related net unearned premium reserve portfolio of approximately $320.0 million. The transaction excluded loss reserves associated with business previously underwritten by RSUI for insurance affiliates of Royal & Sun Alliance.

      RSUI underwrites specialty insurance coverages through wholesale brokers and producers. Premiums related to RSUI underwritten business are approximately evenly split between the admitted and non-admitted insurance markets, with approximately 68.0% of total premiums written for specialty property coverages. Insurance policies underwritten by RSUI for insurance affiliates of Royal & Sun Alliance accounted for gross written premiums of $1,205.0 million and net written premiums of $515.0 million for the year ended December 31, 2002 and gross written premiums of $359.8 million and net written premiums of $162.0 million for the first quarter of 2003.

      To support future business to be underwritten by RSUI, Alleghany Insurance Holdings acquired Underwriters Reinsurance Company ("URC"), an insurance company admitted in 50 states and capitalized it at approximately $500.0 million. In connection with the acquisition, the seller contractually retained all of the liabilities of URC that existed at the time of the sale. The name of URC will be changed to RSUI Indemnity Company and the name of RSUI will be changed to Resurgens Specialty Underwriting, Inc. A.M. Best Co. has assigned a financial strength rating of A (Excellent) to URC.

      URC expects to acquire Landmark American Insurance Company ("Landmark"), a surplus lines insurance company, from Royal & Sun Alliance during the third quarter to write non-admitted or surplus business underwritten by RSUI. Pending satisfaction of regulatory rate and form filings by URC and the acquisition of Landmark, RSUI is continuing to underwrite on policies issued by insurance affiliates of Royal & Sun Alliance. All such policies are fully reinsured by URC.

      This press release contains forward-looking statements with respect to the anticipated effects of the RSUI transaction. Actual results of the transaction could be significantly different. Factors that could affect results include those set forth in filings made by the Company with the Securities and Exchange Commission. Although forward-looking statements help to provide complete information about future prospects, readers should keep in mind that forward-looking statements are much less reliable than historical information.

                                      # # #

                              ALLEGHANY CORPORATION
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                   (unaudited)
               (in thousands, except per share and share amounts)



                                                                         JUNE 30,          DECEMBER 31,
                                                                          2003                2002
                                                                          ----                ----
ASSETS
  Available for sale securities:
        Equity securities                                               $  707,066       $  486,353
        Debt securities                                                    392,935          580,606
  Short-term investments                                                   201,487          237,698
                                                                        ----------       ----------
                                                                         1,301,488        1,304,657

  Cash                                                                     114,641           27,423
  Notes receivable                                                          92,575           92,358
  Accounts receivables                                                     101,350           85,710
  Reinsurance receivables                                                  155,157          147,479
  Deferred acquisition costs                                                24,840           22,547
  Property and equipment - at cost, less accumulated depreciation          171,471          173,539
  Inventory                                                                 90,468           81,978
  Goodwill and other intangibles, net of amortization                      106,391          112,858
  Other assets                                                             105,693           85,833
                                                                        ----------       ----------
                                                                        $2,264,074       $2,134,382
                                                                        ==========       ==========
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
  Current taxes payable                                                 $   25,987       $   28,372
  Losses and loss adjustment expenses                                      270,857          258,471
  Other liabilities                                                        144,946          147,411
  Unearned premiums                                                         84,431           64,115
  Subsidiaries' debt                                                       171,046          152,507
  Net deferred tax liability                                               126,887          104,164
                                                                        ----------       ----------
      Total liabilities                                                    824,154          755,040
  Common stockholders' equity                                            1,439,920        1,379,342
                                                                        ----------       ----------

                                                                        $2,264,074       $2,134,382
                                                                        ==========       ==========


COMMON STOCKHOLDERS' EQUITY PER SHARE                                   $   193.07       $   186.16
                                                                        ==========       ==========



COMMON SHARES OUTSTANDING  (adjusted for dividends)                      7,458,192        7,409,282
                                                                        ==========       ==========

                              ALLEGHANY CORPORATION

                        COMBINING STATEMENTS OF EARNINGS
                             (dollars in thousands)
                                   (unaudited)


                                                                    THREE MONTHS  ENDED JUNE 30, 2003
                                                  --------------------------------------------------------------------
                                                   ALLEGHANY
                                                    INSURANCE       WORLD         HEADS &      CORPORATE
                                                    HOLDINGS      MINERALS        THREADS      ACTIVITIES     COMBINED
                                                    --------      --------        -------      ----------     --------

REVENUES
  Net fastener sales                               $      0        $     0       $ 27,292        $    0       $ 27,292
  Interest, dividend and other income                 4,833            119              0         8,159         13,111
  Net insurance premiums earned                      33,525              0              0             0         33,525
  Net mineral and filtration sales                        0         68,860              0             0         68,860
  Net gain (loss) on investment transactions            (39)             0              0         1,617          1,578
                                                   --------        -------       --------        ------       --------

        Total revenues                               38,319         68,979         27,292         9,776        144,366

COSTS AND EXPENSES

  Commissions and brokerage expenses                  9,370              0              0             0          9,370
  Salaries, administrative and other
    operating expenses                                6,425          9,801          8,039         1,264         25,529
  Loss and loss adjustment expenses                  19,815              0              0             0         19,815
  Cost of goods sold - fasteners                          0              0         20,809             0         20,809
  Cost of  mineral and filtration sales                   0         52,201              0             0         52,201
  Interest expense                                        0            516            243           709          1,468
  Corporate administration                                0              0              0         6,483          6,483
                                                   --------        -------       --------        ------       --------

        Total costs and expenses                     35,610         62,518         29,091         8,456        135,675
                                                   --------        -------       --------        ------       --------


EARNINGS BEFORE INCOME TAXES                       $  2,709        $ 6,461       ($ 1,799)       $1,320          8,691
                                                   ========        =======       ========        ======

Income taxes                                                                                                     2,695
                                                                                                                 -----

NET EARNINGS                                                                                                    $5,996
                                                                                                                ------



                                                                            THREE MONTHS  ENDED JUNE 30, 2002
                                                         -------------------------------------------------------------------
                                                         ALLEGHANY
                                                         INSURANCE       WORLD         HEADS &      CORPORATE
                                                         HOLDINGS       MINERALS       THREADS      ACTIVITIES      COMBINED
                                                         --------       --------       -------      ----------      --------

REVENUES
  Net fastener sales                                     $      0        $     0       $28,953       $     0       $ 28,953
  Interest, dividend and other income                       3,617             57             0         7,316         10,990
  Net insurance premiums earned                            30,647              0             0             0         30,647
  Net mineral and filtration sales                              0         66,829             0             0         66,829
  Net gain (loss) on investment transactions               (1,043)             0             0         5,397          4,354
                                                         --------        -------       -------       -------       --------

        Total revenues                                     33,221         66,886        28,953        12,713        141,773

COSTS AND EXPENSES

  Commissions and brokerage expenses                        6,063              0             0             0          6,063
  Salaries, administrative and other
    operating expenses                                      4,962         10,561         6,203         1,203         22,929
  Loss and loss adjustment expenses                        24,340              0             0             0         24,340
  Cost of goods sold - fasteners                                0              0        22,002             0         22,002
  Cost of  mineral and filtration sales                         0         48,122             0             0         48,122
  Interest expense                                              0            467           170           986          1,623
  Corporate administration                                      0              0             0         3,251          3,251
                                                         --------        -------       -------       -------       --------

        Total costs and expenses                           35,365         59,150        28,375         5,440        128,330
                                                         --------        -------       -------       -------       --------


EARNINGS BEFORE INCOME TAXES                             ($ 2,144)       $ 7,736       $   578       $ 7,273         13,443
                                                         ========        =======       =======       =======

Income taxes                                                                                                          4,547
                                                                                                                      -----

NET EARNINGS                                                                                                         $8,896
                                                                                                                     ------

                              ALLEGHANY CORPORATION

                        COMBINING STATEMENTS OF EARNINGS
                             (dollars in thousands)
                                   (unaudited)


                                                                    SIX MONTHS ENDED JUNE 30, 2003
                                                  --------------------------------------------------------------------
                                                  ALLEGHANY
                                                  INSURANCE       WORLD         HEADS &       CORPORATE
                                                  HOLDINGS       MINERALS       THREADS       ACTIVITIES      COMBINED
                                                  --------       --------       -------       ----------      --------
REVENUES
  Net fastener sales                               $     0       $      0       $ 55,245        $     0       $ 55,245
  Interest, dividend and other income                9,210            219              0         15,662         25,091
  Net insurance premiums earned                     66,940              0              0              0         66,940
  Net mineral and filtration sales                       0        130,908              0              0        130,908
  Net gain (loss) on investment transactions           872              0              0          3,970          4,842
                                                   -------       --------       --------        -------       --------

        Total revenues                              77,022        131,127         55,245         19,632        283,026

COSTS AND EXPENSES

  Commissions and brokerage expenses                16,425              0              0              0         16,425
  Salaries, administrative and other
    operating expenses                              13,335         18,748         14,910          2,449         49,442
  Loss and loss adjustment expenses                 39,668              0              0              0         39,668
  Cost of goods sold - fasteners                         0              0         41,568              0         41,568
  Cost of  mineral and filtration sales                  0        100,121              0              0        100,121
  Interest expense                                       0            871            446          1,429          2,746
  Corporate administration                               0              0              0         12,783         12,783
                                                   -------       --------       --------        -------       --------

        Total costs and expenses                    69,428        119,740         56,924         16,661        262,753
                                                   -------       --------       --------        -------       --------


EARNINGS BEFORE INCOME TAXES                       $ 7,594       $ 11,387       ($ 1,679)       $ 2,971         20,273
                                                   =======       ========       ========        =======

Income taxes                                                                                                     6,553
                                                                                                                 -----
NET EARNINGS                                                                                                   $13,720
                                                                                                               =======




                                                                           SIX MONTHS ENDED JUNE 30, 2002
                                                        ------------------------------------------------------------------------
                                                        ALLEGHANY
                                                        INSURANCE         WORLD           HEADS &     CORPORATE
                                                         HOLDINGS        MINERALS         THREADS     ACTIVITIES       COMBINED
                                                         --------        --------         -------     ----------       --------
REVENUES
  Net fastener sales                                     $      0        $       0        $56,885       $     0       $ 56,885
  Interest, dividend and other income                       6,917             (483)             0        13,543         19,977
  Net insurance premiums earned                            59,670                0              0             0         59,670
  Net mineral and filtration sales                              0          124,292              0             0        124,292
  Net gain (loss) on investment transactions               (2,692)               0              0        41,639         38,947
                                                         --------        ---------        -------       -------       --------

        Total revenues                                     63,895          123,809         56,885        55,182        299,771

COSTS AND EXPENSES

  Commissions and brokerage expenses                       11,556                0              0             0         11,556
  Salaries, administrative and other
    operating expenses                                     10,039           19,864         12,285         2,327         44,515
  Loss and loss adjustment expenses                        43,227                0              0             0         43,227
  Cost of goods sold - fasteners                                0                0         43,087             0         43,087
  Cost of  mineral and filtration sales                         0           92,382              0             0         92,382
  Interest expense                                              0              898            433         1,965          3,296
  Corporate administration                                      0                0              0         9,014          9,014
                                                         --------        ---------        -------       -------       --------

        Total costs and expenses                           64,822          113,144         55,805        13,306        247,077
                                                         --------        ---------        -------       -------       --------


EARNINGS BEFORE INCOME TAXES                             ($   927)       $  10,665        $ 1,080       $41,876         52,694
                                                         ========        =========        =======       =======

Income taxes                                                                                                            17,990
                                                                                                                        ------
NET EARNINGS                                                                                                          $ 34,704
                                                                                                                      ========
